Exhibit # 10.11

                               Agreement with Inet

                                            CARRIER SERVICES AGREEMENT

         This agreement ("Agreement') entered into this 25h day of June, 1999, by and between INET Interactive Network System, Inc. ("INET"), a California corporation with principal offices located at 1640 S. Sepulveda Blvd., Suite 320, Los Angeles, California 90025, and Competitive Communications, Inc., ("Client') whose address is 11731 Sterling Ave., Suite F, Riverside, CA 92503. This Agreement must be signed by the Client and returned to MET within fifteen
(15) days for INET execution.

         Client represents and warrants that all financial information relating Client has been or will be provided to INET by Client on or before the date of this Agreement or at the time thereafter is or shall be true and accurate in all material respects. Client acknowledges that the effectiveness of this Agreement shall be contingent upon approval of Client's credit application.

1. SERVICE AND POP

A. INET agrees to provide, and Client agrees to purchase, switched termination services or long distance telecommunications traffic ("Services"), subject to the terms and conditions set form herein. Client shall comply with the requirements of the Federal Communications Commission and any and all local, state or federal governmental agencies having jurisdiction over the provision of Services.

B.   the Point of Presence "(POT) for the Client to access "Services" is at:

       1). One Wilshire Building, 624 S. Grand Avenue, 11th Floor, Los Angeles, CA 90017

       2). Telehouse, 25 Broadway, 5th Floor, New York, NY 10004

2. TERMS AND CHARGES

A. the term of this Agreement is twelve (12) months commencing on the "Service commencement Date", described in Exhibit (A) attached hereto. At the expiration of the initial term, the Agreement shall continue on a month to month basis unless terminated by either party. Termination can occur at the expiration of the initial term or any other time thereafter on thirty(30) days written notice.

B. the Client will be billed for the traffic volume on the basis of the pricing outlined in Exhibit (B) attached hereto, or as hereafter modified and accepted by INET and the Client. During the term of this Agreement, the Client's per minute rate and applicable traffic volume and other charges for Service provided should be as detailed in Exhibit (A), attached hereto, or as hereafter modified and accepted by [NET and the Client.

C. INET %%rill provide to Client monthly statements showing call termination charges and other charges, if any, owed by Client for Services provided. All Calls, other than calls to Mexico, will be billed with a thirty second minimum and thereafter in six-second increments rounded to the next highest one-tenth of a minute per call record. Calls to Mexico are billed in one-minute increments.

D. Minimum Monthly Volume: During the term of this Agreement, commencing on the Service Commencement Date, Client's monthly minimum of billable minute volume shall be as per Exhibit (A), attached hereto, or as hereafter modified and accepted by [NET and the Client.

3. PAYMENT AND BILLING

           A. INET shall invoice all Service -charges provided for each week during the term of this Agreement. INET will provide Client weekly, via Facsimile, with an invoice for Services provided during the previous week. The invoice amount shall be due and payable to INET in U.S. funds within seven (7) days of receipt of invoice. INET will send Client at the end of each week a statement that reflects a complete week. Client payments shall be made by Cashiers or Company check to:

                  INET

                  Attn: Claude Socroun
                  1640 S. Sepulveda Blvd., Suite 320
                  Los Angeles, CA 90025

         A late charge in the amount of one and one-half percent (I 1/2%) per month shall apply for all past due amounts.

         B. any requests by Client for billing adjustments, must be made in writing, with detail substantiating said request within thirty- (30) days of the invoice date. Request for billing adjustments shall not be cause for delay in the payment of the non-contested amount of any invoice. Client* agrees to pay full amount of non-contested invoice by due date. Amounts determined by INET to be in error will be credited on the following invoice.

         C. Any applicable federal, state or local use, excise, sales or privilege taxes, duties or similar liabilities, chargeable to or against INET because of the Services provided to Client, shall be charged to Client and is payable to INET in addition to the regular charges under this Agreement unless Client provides INET with applicable tax exemption documentation. Client is solely liable for and hereby indemnifies and holds INET harmless from filing all applications, forms, reports, returns, statements, and other documents and information with and payment of all taxes and/or assessments to all local, county, state, federal and other taxing authorities having jurisdiction with respect to any and all charges to Client's customers for the Services, including without limitation, any governmental agency or authority in any foreign country.

         D. INET agrees to review item A. above after ninety (90) days. If Client has paid as specified in item A above, during such period then payment terms shall be extended to (30) days of receipt of written monthly invoice or be cycle billed.

4.  SUSPENSION OR TERMINATION OF SERVICE

         If non-contested payment is not made by Client and/or not received by INET on or before the due date of any given invoice, INET, shall issue a notice to Client, via facsimile, to immediately correct (cure) the problem of non-payment. If said payment problem is not corrected (cured) to WET satisfaction within twenty-four business days from the date of said notice, INET shall have the right to suspend "Services" to Client (either completely or only with respect to any affected Services, as INET may at its option elect) until such time as Client has paid all charges, including any interest as specified herein. Further, the Services provided to Client are subject to the condition that it may not be used for any unlawful purpose or in any improper manner, and may be terminated or suspended by INET without notice, at INETs option, if prohibited use occurs.

Further, if payment problems are not corrected within the timeframe described above, INET may at its sole option do any of the following:

a. Cease accepting or processing orders for the services.
b. Cease all electronically generated information
c. Draw upon any letter or credit, security deposit or other assurance of payment provided by Client
c. Enforce any security interest granted by Client to INET.
e. Terminate this agreement without liability to INET.
f. Contact the end user directly to inform them that their telecommunications service will no longer be provided through the client, but may be continued through INET directly.

g. Bill and collect from the End-Users directly (or through its billing agents) for services
h. Treat the End-Users as INET customers for all purposes.
i. Pursue such other remedy or relief as may be appropriate.

5. QUALITY AND AVAILABILITY

         INET will use reasonable efforts under the circumstances to maintain overall network quality. The quality and reliability of Services provided hereunder shall be consistent with other common carrier industry standards, government regulations and sound business practices. INET MAKES NO OTHER WARRANTIES ABOUT THE SERVICE PROVIDED, EXPRESS OR IMPLIED. Should INET fail to maintain industry standards including but not limited to service "up times" at each of clients' locations then client may terminate this agreement within seven
(7) days or more (at client's discretion) of written notification of INET.

6. EXCHANGE OF INFORMATION

         INET and Client shall mark as confidential all information provided by each party to the other, which is considered by the disclosing party to be confidential information. The party receiving such confidential information shall not (i) use any portion of such confidential information other than in connection with performance under this Agreement, or (ii) disclose such confidential information to any third party, except to the extent required by law, to a government agency or department or to enforce its rights under this Agreement. The obligation to protect such confidential information shall remain in effect except to the extent that (1) such confidential information becomes generally available to the public, (ii) such confidential information becomes generally available to the public, (ii) such confidential information was developed by the receiving party independently of the disclosures hereunder, or
(iii) such confidential information was previously know to the receiving party

7.  LIMITATION OF LIABILITY

         INET liability and Client's sole and exclusive remedy, arising from delays in installation, commencement or restoration of Service to be provided under this Agreement OR out of mistakes., omissions, interruptions, delays, errors or defects in transmission in the provision of Service provided hereunder OR any breach of this Agreement, shall in no event exceed the charges paid by Client for the period time during which such mistakes, errors, interruptions, described above, occurred. Client has the right to cancel this Agreement without liability to either party.

IN NO EVENT SHALL INET BE LIABLE TO THE CLIENT OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY

KIND OR NATURE WHATSOVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, DELAYS, OR DEFECTS IN TRANSMISSION OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THE AGREEMENT OR THE OBLIGATIONS OF SUPPLIER PURSUANT TO TIES AGREEMENT. INET MAKES NO WARRANTY, WHETHER EXPRESSED IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OF THE LOCAL ACCESS, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY INET ARE HEREBY EXCLUDED AND DISCLAIMED.

         Fraudulent Calls. INET shall not be liable for any fraudulent calls processed by INET and billed to Client's account. INET shall notify
 Client
promptly of any fraudulent calling of which INET has actual knowledge, it being understood that INET is under no obligation to investigate the authenticity of calls charged to Client's account. INET will assist customer in the resolution of fraudulent calls and the blocking of these calls as necessary.

8. FORCE MAJEURE

         INET and its Representatives are not liable for any loss or damage whatever caused by delays, failures of performance, damage, destruction, or malfunction of switching equipment, or any loss or damage occasioned by fire, the elements, labor disputes, shortages, utility curtailments, power failures, explosions, civil cable cuts, acts of God, government requisition, changes in government regulation, acts or omissions of third parties or any other cause beyond INETs reasonable control.

9. BINDING EFFECT

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided however, Client shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of INET which shall not be unreasonably withheld.

10. GOVERNING LAW, JURISDICTION, AND ATTORNEY'S FEES

     A. Validity. If any provision of this Agreement is determined by a court or other government authority to be invalid, illegal or unenforceable, such invalidity, illegality or enforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement. Further, the provision that is determined to be invalid, illegal or unenforceable shall be reformed and construed to the extent permitted by law so that it will be valid, legal and enforceable to the maximum extent possible. Further, nothing in this Agreement shall be deemed to create a partnership, joint venture or any relationship other than a vendor-Client relationship.

     B. Governing Law and Expedited Dispute Resolution. This Agreement shall be governed and construed in accordance with the laws of the State of California without regard to choice of law principles. Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration through the American Arbitration Association ("AAA") in accordance with the J.A.M.S./ENDISPUTE Arbitration Rules and procedures ("Endispute Rules"), as amended by this Agreement. 'Me costs of arbitration, including the fee of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the arbitrator's authority to grant relief shall be subject to the United States Arbitration Act. 9 U.S.C. 116 et seq. ("USAA"), the provisions of this Agreement, and the ABA AAA Code of Ethics for Arbitrators in Commercial Disputes. The Parties agree the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post award proceedings shall be governed by the USAA. Any such arbitration or enforcement shall take. place in California, or such other place mutually agreed by the parities, or through the federal or state courts located therein.

     C. Indemnification. Both parties agree to defend, hold harmless and indemnify each other from and against all claims, demands, actions, causes of action, judgments, costs, attorney's fees and expenses of any kind or nature for bodily injury, death, property damage, goodwill, or other damages oft any KIND incurred by either party, its employees, or third parties arising under this Agreement due to Client's negligence or willful misconduct.



     D. Neither party is authorized to act as an agent for, or legal representative of, the other party and neither party shall have authority to assume or create any obligation on behalf of, in the name of, or binding upon the other party. Client shall not represent or intimate that INET is responsible for the type or quality of Client's services to its Clients.

11. NOTICES

         Notices to the parties shall be deemed to have been given when delivered, or when received or refused by the party to whom sent after being mailed be pre-paid, certified mail return receipt requested, or express carrier, to the persons -,-,,hose name and business address appears herein. The effective date of any notice shall be the date of delivery or refusal of such notices, and not the date of mailing.

If to INET:                                    If to Client:

INET Interactive Network Systems, Inc.         Competitive Communications, Inc.
1640 S. Sepulveda Blvd., Suite 320             1173 1 Sterling Ave., Suite F
Los Angeles, California 90025                  Riverside, CA 92503
Telephone Number (310) 235-3177                TEL: (909) 687-6100
Facsimile Number (310) 235-3190                FM: (909) 687-6103
Attn: Stan Alvidrez                            Attn: David Kline


Billing inquiries shall be directed to:

INET Interactive Network Systems, Inc.
1640 S. Sepulveda Blvd., Suite 320
Los Angeles, California 90025
Telephone Number (310) 235-3177
Facsimile Number (310) 235-3190
Attn: Claude Socroun

12. ADDITIONAL PROVISIONS

         A. The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement, the waiver of any term or condition of this Agreement or the granting of an extension of time for performance shall not constitute the permanent waiver of any term or condition of this Agreement, and this Agreement and each of its provisions shall remain at all times in full force and effect until modified by the parties in writing.

B. No subsequent agreement between Client and INET concerning the Service shall be effective or binding unless it is made in writing and attached to this Agreement, and no representation-, promise, inducement or statement of intention has been made by either party, which is not embodied herein.

         C. this constitutes the entire Agreement between the parties and it may only be changed by written agreement executed by INET and Client.

         IN WITNESS WHEREOF. the parties hereto have executed this Agreement as of the day and year first above written.


INET Interactive Network Systems              Competitive Communications, Inc.

By:                                           By:

Print:                                        Print:

Title:                                        Title:

Date:                                         Date:

                            EXHIBIT (A)

This is Exhibit A to the Agreement between INET Interactive Network System, Inc.

Los

Angeles, California, and Competitive Communications, Inc. ("Client'), dated this 25th day of June, 1999. In addition to the terms and conditions described in the Agreement, the following terms and conditions will apply to the Services provided pursuant to this Exhibit and the Agreement.

1. Service Commencement Date: To be determined, or on such later date that service is installed by an INET vendor and accepted by Client.

2. Rate to Mexico includes U.S. and Mexican portion of the call. Calls. other than calls to Mexico, will be billed with a thirty second minimum and thereafter in six-second increments rounded to the next highest one-tenth of a minute per call record. Calls to Mexico are billed in one-minute, increments. Rate increases are subject to change with Five- (5) days written notice from INET to Client. Rate decreases are effective immediately. Upon notification of rate increase, Client at its sole discretion, may terminate this agreement with thirty (30) days written notice.

3. Above Rates are based on minimum of twelve- (12) months contract term, F.O.B. INET POP. Above rates have been negotiated between INET and Client and Client agrees to keep the same from the public, competitors, and others who may gain benefit from such knowledge.

4.    Ramp up Period: Ninety (90) days from service inception date.

5. Minimum Commitment: Client agrees to use its best efforts to maintain no less than 100,000 minutes of traffic per month after ninety (90) day ramp up. If Client fails to maintain 100,000 minutes after ninety (90) day ramp up, INET will have the right to terminate Services on seven (7) days written notice to Customer.

6. The above prices are in US funds and do not include applicable taxes and government fees, if any, as detailed in section 3.4 of the Agreement.

INET-International Network System Inc.  Client: Competitive Communications, Inc.

By:                                     By:
Title:                                  Title:

                        EXHIBIT B

                INET INTERNATIONAL/DOMESTIC CARRIER TERMINATION
                   FOB LOS ANGELAS, New York

                           6/29/99


-----------------------------------------------------------------------------------------------------------------------------------
    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE
-----------------------------------------------------------------------------------------------------------------------------------

     93       Afghanistan                           0.6694             5521     Brazil, Rio De Janeiro               0.1965
     355      Albania                               0.2320             5511     Brazil, Sao Paulo                    0.1520
     213      Algeria                               0.2581            55219     Brazil, Cellular                     0.1593
     684      American Samoa                        0.2229             284      British Virgin Islands               0.2470
     376      Andorra                               0.1841             673      Brunei                               0.2765
     244      Angola                                0.2664             359      Bulgaria                             0.2642
     264      Anguilla                              0.3333             226      Burkina Faso                         0.3294
    67212     Antarctica (Casey Base)               0.2420             257      Burundi                              0.4447
     672      Antarctica (Scott Base)               0.2420             855      Cambodia (Kampu)                     0.5015
     268      Antigua & Barbuda                     0.3615             237      Cameroon                             0.5365
     54       Argentina                             0.2640             238      Cape Verde Islands                   0.4358
     541      Argentina, Buenos Aires               0.2110             345      Cayman Islands                       0.2373
     54       Argentina, Cellular                   0.2805             236      Central African Republic             0.6743
     374      Armenia                               0.4322             235      Chad Republic                        0.7333
     297      Aruba                                 0.2460              56      Chile                                0.1186
     247      Ascension Island                      0.5143             569      Chile, Cellular                      0.1186
     61       Australia                             0.0617              86      China Prc                            0.2747
     612      Australia, Sydney                     0.0617              86      China Prc, Cellular                  0.2830
     61       Australia, Cellular                   0.0646             8610     China, Beijing                       0.2413
     43       Austria                               0.0900            86591     China, Fuzhou                        0.2685
     431      Austria, Vienna                       0.0920             8621     China, Shanghai                      0.2685
     431      Austria, Cellular                     0.0949             672      Christmas Island                     0.2493
     994      Azerbaijan                            0.3249             613      Cocos Kelling Island                 0.1323
     242      Bahamas                               0.1492              57      Colombia                             0.2565
     973      Bahrain                               0.5030             5767     Colombia, Armenia                    0.2565
     880      Bangladesh                            0.5666             5758     Colombia, Barranquilla               0.2565
    8801      Bangladesh, Cellular                  0.5666             571      Colombia, Bogota                     0.0994
     246      Barbados                              0.2106             572      Colombia, Cali                       0.1281
     375      Belarus                               0.2836             573      Colombia, Cellular                   0.2568
     32       Belgium                               0.0735             574      Colombia, Medellin                   0.1415
     323      Belgium, Antwerp                      0.0735             5763     Colombia, Pereira                    0.2568
     322      Belgium, Brussels                     0.0735             2690     Comoros                              0.5195
     32       Belgium, Cellular                     0.0873             242      Congo                                0.5180
     501      Belize                                0.4349             682      Cook Islands                         0.7472
     229      Benin                                 0.3910             506      Costa Rica                           0.1450
     441      Bermuda                               0.1403             5063     Costa Rica, Cellular                 0.2000
     975      Bhutan                                0.2052             385      Croatia                              0.2355
     591      Bolivia                               0.3588              53      Cuba                                 0.5140
     387      Bosnia/Herzegovina                    0.2852             5399     Cuba-Guantanamo Bay                  0.3769
     267      Botswana                              0.2535             357      Cyprus                               0.2434
     55       Brazil                                0.2345              42      Czech Republic                       0.1975
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE
---------------------------------------------------------------------------------------------------------------------------------
     45       Denmark                               0.0668             4940     Germany, Hambourg                     0.0491
     45       Denmark, Cellular                     0.0683             233      Ghana                                 0.3523
     246      Diego Garcia                          0.5336             350      Gibralter                             0.2733
     253      Djibouti                              0.5633              30      Greece                                0.2015
     767      Dominica                              0.3843             301      Greece, Athens                        0.1763
     594      Dominican Republic                    0.1449             299      Greeland                              0.2857
     594      Dominican Republic, Cellular          0.1499             473      Grenada                               0.3685
     593      Ecuador                               0.2677             590      Guataloupe                            0.2945
    5932      Ecuador, Quito                        0.2119             671      Guam                                  0.0884
    5934      Ecuador, Guayaquil                    0.2687             502      Guatemala                             0.2159
    5939      Ecuador, Cellular                     0.3129            50220     Guatemala, Cellular                   0.2256
     20       Egypt                                 0.4061             224      Guinea Republic                       0.3654
     202      Egypt, Cairo                          0.4061             245      Guinea - Bissau                       0.6223
    2012      Egypt, Cellular                       0.4061             592      Guyana                                0.5500
     503      El Salvador                           0.2795             509      Haiti                                 0.4364
    5038      El Salvador, Cellular                 0.2800             504      Handuras                              0.4035
     240      Equatorial Guinea                     0.6328             852      Hong Kong, China                      0.0560
     291      Eritrea                               0.7237             8529     Hong Kong, Cellular                   0.0699
     372      Estonia                               0.1987              36      Hungary                               0.1812
     251      Ethiopia                              0.7054             354      Iceland                               0.1585
     298      Faeroe Island                         0.2218              91      India                                 0.4478
     500      Falkland Island                       0.3484             9198     India, Cellular                       0.4837
     679      Fiji Islands                          0.5827             9144     India, Madras                         0.4778
     358      Finland                               0.0770             9111     India, New Delhi                      0.4680
    3580      Finland, Helsinki                     0.0770             9122     India, Bombay                         0.4778
     358      Finland, Cellular                     0.0770             9180     India, Bangalore                      0.4778
     33       France                                0.0520              62      Indonesia                             0.2767
     334      France, Nice                          0.0520             6221     Indonesia, Jakarta                    0.2181
     331      France, Paris                         0.0520             871      Inmaristat East Atlantic              4.6282
                                                                                Ocean

     336      France, Cellular                      0.0823             872      Inmaristat Pacific Ocean              4.7910
     596      French Antilles/Martinique            0.2873             873      Inmaristat Indian Ocean               4.4652
     594      French Guiana                         0.3009             874      Inmaristat West Atlantic              4.4785
                                                                                Ocean

     689      French Polynesia                      0.3665              98      Iran                                  0.5707
     241      Gabon Republic                        0.5104             964      Iraq                                  0.6681
     220      Gambia                                0.3975             353      Ireland                               0.0821
      7       Georgia                               0.4797             3531     Ireland, Dublin                       0.0819
     49       Germany                               0.0491             353      Ireland, Cellular                     0.0821
    4930      Germany, Berlin                       0.0491             972      Israel                                0.1153
     49       Germany, Cellular                     0.0840             9725     Israel, Cellular                      0.1606
    4969      Germany, Frankfurt                    0.0491              39      Italy                                 0.0963
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE
------------------------------------------------------------------------------------------------------------------------------------
    3910      Italy, Genoa                          0.0963             692      Marshall Islands                      0.3027
     392      Italy, Milan                          0.0963             222      Mauritania                            0.4565
    3911      Italy, Turin                          0.0963             230      Mauritius                             0.5731
     39       Italy, Cellular                       0.1063             2696     Mayotte Island ( Comoros)             0.4507
     225      Ivory Coast (Cote' D'Ivoire)          0.6613              52      1/ Mexico On net on peak              0.1588
     876      Jamaica                               0.3387              52      2/ Mexico On net off peak             0.1588
     81       Japan                                 0.0850              52      3/ Mexico On net on peak              0.1588
     81       Japan, Cellular                       0.1313              52      4/ Mexico On net off peak             0.1588
     816      Japan, Osaka                          0.0726             691      Micronesia                            0.4888
     81       Japan, Military                       0.0888             373      Moldavia                              0.3455
     813      Japan, Tokyo                          0.0726             339      Monaco                                0.1212
    8152      Japan, Nagoya                         0.0500             976      Mongolia                              0.6550
     962      Jordan                                0.4457             664      Montserrat                            0.4129
    96279     Jordan, Cellular                      0.4457             212      Morocco                               0.3348
      7       Kazakhstan                            0.4554             258      Mozambique                            0.3360
     254      Kenya                                 0.4915              95      Myanmar (Birma)                       0.6957
     686      Kiribati                              0.6375             264      Namibia                               0.2407
     850      Korea - North (DPR)                   0.6072             674      Nauru                                 0.5605
     82       Korea, South                          0.1212             977      Nepal                                 0.6047
     822      Korea, South Seoul                    0.1212             599      Netherlands Antilles                  0.2686
    9659      Kuwait                                0.5124              31      Netherlands                           0.0578
     965      Kuwait, Cellular                      0.5124             3120     Netherlands, Amsterdam                0.0578
     996      Kyrgyzstan                            0.4464             3165     Netherlands, Cellular                 0.0595
     856      Laos                                  0.5804             869      Nevis Island                          0.2978
     371      Latvia                                0.2557             687      New Caledonia                         0.4767
     961      Lebanon                               0.4293              64      New Zealand                           0.0694
    9613      Lebanon, Cellular                     0.4650              64      New Zealand, Cellular                 0.0694
     266      Lesotho                               0.2977             505      Nicaragua                             0.3414
     231      Liberia                               0.3644             5058     Nicaragua, Cellular                   0.3414
     218      Libyan Arab rep                       0.2741             227      Niger republic                        0.5007
    4175      Liechtenstein                         0.0891             234      Nigeria                               0.5198
     370      Lithuania                             0.2708             683      Niue Island                           0.7832
     352      Luxembourg                            0.1069             672      Norfolk Island                        0.3378
     853      Macao                                 0.2725              47      Norway                                0.0866
     389      Macedonia                             0.2944              47      Norway, Oslo                          0.0866
     261      Madagascar                            0.6218              47      Norway, Cellular                      0.0867
     265      Malawi                                0.3461             968      Omen Dem Republic                     0.5933
     60       Malaysia                              0.1351              92      Pakistan                              0.5450
     960      Maldives                              0.5772             9221     Pakistan, Karachi                     0.5345
     223      Mali Republic                         0.6306             680      Palau Republic                        0.5771
     356      Malta                                 0.1671             507      Panama                                0.3773
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

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    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE
------------------------------------------------------------------------------------------------------------------------------------
    5076      Panama, Cellular                      0.3773             869      St Kitts                              0.3198
     675      Papua New Guinea                      0.2842             758      St Lucia                              0.4000
     595      Paraguay                              0.4305             508      St Pierre & Miquelon                  0.1951
     51       Peru                                  0.3068             784      St Vincent & Grenadines               0.4055
    5114      Peru, Lima                            0.3078              72      St Vincent, Mustique                  0.5085
     51       Peru, Cellular                        0.3255             809      St Lucia, Palm                        0.5085
     63       Philippines                           0.2000             809      St Lucia, Union Island                0.5085
    63.2      Philippines, Manila                   0.2000             249      Sudan                                 0.3076
     48       Poland                                0.2100             597      Suriname                              0.7451
     351      Portugal                              0.1722             268      Swazland                              0.2043
    35191     Portugal, Madeira Island              0.1722              46      Sweden                                0.0506
     974      Qatar                                 0.4824              46      Sweden, Cellular                      0.0540
     262      Reunion Island                        0.3825              41      Switzerland                           0.0741
     40       Romania                               0.2964              41      Switzerland, Cellular                 0.0741
      7       Russia                                0.2465             963      Syria                                 0.4874
    7095      Russia, Moscow                        0.1419             886      Taiwan                                0.1150
    7812      Russia, St Petersburg                 0.1525             8862     Taiwan, Taipei                        0.0988
     250      Rwanda Republic                       0.6085             8867     Taiwan, Kaohsiung                     0.1150
     670      Saipan/Mariannas                      0.2043             8869     Taiwan, Cellular                      0.1155
     378      San Marino                            0.2825             673      Tajikistan                            0.3660
     239      Sao Tome/Prinsipe                     0.7393             255      Tanzania                              0.3979
     966      Saudi Arabia                          0.5073              66      Thailand                              0.2600
     221      Senegal  Republic                     0.5985             662      Thailand, Bangkok                     0.2600
     248      Seychelles Island                     0.6850             228      Togo republic                         0.5862
     232      Sierra Leone                          0.5959             676      Tonga islands                         0.6776
     65       Singapore                             0.1365             868      Trinidad & Tobago                     0.3695
     421      Slovakia                              0.2129             216      Tunisia                               0.3231
     386      Slovenia                              0.1780              90      Turkey                                0.2085
     677      Solomon Islands                       0.4754             905      Turkey, Cellular                      0.2085
     252      Somalia Republic                      0.5880              7       Turkmenistan                          0.4705
     27       South Africa Republic                 0.2715             649      Turks & Caicos Islands                0.3518
    2711      South Africa, Johannesburg            0.2153             688      Tuvalu                                0.6200
     34       Spain                                 0.1154             256      Uganda                                0.3046
     343      Spain, Barcelona                      0.1154             380      Ukraine                               0.2874
     34       Spain, Balearic island                0.1154             970      United Arab Emirates                  0.3073
    3428      Spain, Canary Island                  0.1154              44      United Kingdom                        0.0302
    3456      Spain, Cueta                          0.1154            44171     United kingdom, London                0.0302
    3452      Spain, Melilla                        0.1154              44      United Kingdom, Cellular              0.0519
     341      Spain, Madrid                         0.1154             598      Uruguay                               0.4074
     95       Sri Lanka                             0.5634             736      Uzbekistan                            0.4528
     290      St Helena                             0.4113             678      Vanuatu Republic/New Hebridi          0.5893
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

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    CODE      COUNTRY                          RATE PER MINUTE         CODE     COUNTRY                         RATE PER MINUTE
-----------------------------------------------------------------------------------------------------------------------------------
     396      Vatican City                          0.1836
     58       Venezuela                             0.2700
     58       Venezuela, Cellular                   0.2700             403      Canada, Alberta                       0.0501
     58       Venezuela, Caraces                    0.1531           250/604    Canada, British Columbia              0.0501
     84       Vietnam                               0.6613             204      Canada, Manitoba                      0.0501
     848      Vietnam, Ho Chi Minh City             0.6595             514      Canada, Montreal                      0.0501
     681      Wallace/Futuna Islands                0.3165             506      Canada, News Brunswick                0.0501
     685      Western Somoa                         0.4701             709      Canada, New Foundland                 0.0501
     967      Yemen Arab Republic                   0.6073             902      Canada, Nova Scotia                   0.0501
     969      Yemen Dem Republic                    0.7845             416      Canada, Ontario                       0.0501
     381      Yugoslavia/ Serbia                    0.2772             519      Canada, Ontario                       0.0501
     243      Zaire Republic                        0.5025             613      Canada, Ontario                       0.0501
     260      Zambia                                0.4863             807      Canada, Ontario                       0.0501
     259      Zanzibar                              0.6134             905      Canada, Ontario                       0.0501
     263      Zimbabwe                              0.2615             514      Canada, Quebec                        0.0501
                                                                       819      Canada, Quebec                        0.0501
                                                                       306      Canada, Saskatchewan                  0.0501
     907      Alaska                                0.0915
     808      Hawaii                                0.0858              1       US Interstate                         0.0390
  787 (PR)    Puerto Rico                           0.0858                      Ca Intrastate                         0.0290
  809 (VI)    Virgin Islands (US)                   0.1129                      NY Intrastate                         0.0575
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

If in any given month, more than fifteen percent (%15) of the Purchaser's total USA Continental, dedicated carrier traffic does not terminate to an RBOC-franchised region, Provider may apply a $.03 per minute surcharge to all such traffic in excess of the fifteen percent.